UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2017

Kemper Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One East Wacker Drive, Chicago, IL 60601
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 312-661-4600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 19, 2017, Kemper Corporation (the “Company”) issued $200 million aggregate principal amount of its 4.350% Senior Notes due 2025 (the “Additional Notes”). The Additional Notes were issued under an indenture, dated as of February 27, 2014 (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture, dated as of February 24, 2015 (the “Supplemental Indenture”), between the Company and the Trustee. The Additional Notes are an additional issuance of the Company’s 4.350% Senior Notes due 2025, of which the Company issued an initial $250 million aggregate principal amount on February 24, 2015 (the “Initial Notes”). The Additional Notes are fungible with the Initial Notes, and the Additional Notes and the Initial Notes are treated as part of a single series for all purposes under the Indenture, as supplemented by the Supplemental Indenture. This report refers to the Initial Notes and the Additional Notes collectively as the “Notes.” Immediately after the issuance of the Additional Notes, the outstanding aggregate principal amount of the Notes was $450 million.

The Notes bear interest at an annual rate of 4.350%, payable semi-annually in arrears on February 15 and August 15 of each year, beginning in the case of the Additional Notes on August 15, 2017. The Notes will mature on February 15, 2025.

The foregoing description of the Indenture, the Supplemental Indenture, the Initial Notes and the Additional Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such documents. The Indenture and the Supplemental Indenture (including the form of the Notes) are incorporated by reference as Exhibits 4.1 and 4.2, respectively, to this report and incorporated in this Item 1.01 by reference.

The Company has entered, and from time to time may continue to enter, into banking or other relationships with The Bank of New York Mellon Trust Company, N.A. or its affiliates for which they have received and will receive customary fees and expenses. The Trustee serves as trustee with respect to outstanding debt securities of the Company other than the Notes. The Bank of New York Mellon, an affiliate of the Trustee, is a lender under the Company’s revolving credit agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report with respect to the Indenture, the Supplemental Indenture and the Notes is hereby incorporated by reference into this Item 2.03, insofar as it relates to the creation of a direct financial obligation.

Item 8.01	Other Events.

On June 12, 2017, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein (the “Underwriters”), in connection with the sale and issuance by the Company of the Additional Notes. Pursuant to the Underwriting Agreement, the Company agreed to sell the Additional Notes to the Underwriters, and the Underwriters agreed to purchase the Additional Notes for resale to the public. The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The Company sold the Additional Notes to the Underwriters at an issue price of 100.543% of the principal amount thereof. The Underwriters offered the Additional Notes to the public at a price of 101.193% of the principal amount thereof. The net proceeds to the Company from the sale of the Additional Notes, after deducting underwriting discounts and the Company’s estimated expenses related to the offering of the Additional Notes, were approximately $200.2 million. The Company intends to use the net proceeds from the sale of the Additional Notes for general corporate purposes.

The Additional Notes were offered and sold pursuant to the Company’s automatically effective shelf registration statement on Form S-3 (Registration No. 333-217781) filed with the Securities and Exchange

Commission on May 8, 2017 and supplemented by a prospectus supplement, dated June 12, 2017, related to the offering of the Additional Notes.

Affiliates of the following Underwriters are agents and/or lenders under the Company’s revolving credit agreement: J.P. Morgan Securities LLC, Fifth Third Securities, Inc. and PNC Capital Markets LLC. J.P. Morgan Securities LLC acted as a joint bookrunner and joint lead arranger under the Company’s revolving credit agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document. The Underwriting Agreement is filed as Exhibit 1.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated June 12, 2017, between Kemper Corporation and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of February 27, 2014, between Kemper Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) (incorporated by reference to Exhibit 4.1 to Kemper Corporation’s Current Report on Form 8-K filed with the SEC on February 27, 2014).

4.2	Second Supplemental Indenture, dated as of February 24, 2015, between Kemper Corporation and the Trustee (including the form of 4.350% Senior Notes due 2025) (incorporated by reference to Exhibit 4.2 to Kemper Corporation’s Current Report on Form 8-K filed with the SEC on February 24, 2015).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2017	KEMPER CORPORATION

/s/ Christopher L. Moses
	Name:	Christopher L. Moses
	Title:	Vice President and Treasurer

Exhibit Index

1.1	Underwriting Agreement, dated June 12, 2017, between Kemper Corporation and Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of February 27, 2014, between Kemper Corporation and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”) (incorporated by reference to Exhibit 4.1 to Kemper Corporation’s Current Report on Form 8-K filed with the SEC on February 27, 2014).

4.2	Second Supplemental Indenture, dated as of February 24, 2015, between Kemper Corporation and the Trustee (including the form of 4.350% Senior Notes due 2025) (incorporated by reference to Exhibit 4.2 to Kemper Corporation’s Current Report on Form 8-K filed with the SEC on February 24, 2015).

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).